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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 4, 2005

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                       FNB FINANCIAL SERVICES CORPORATION
                       Commission file number : 000-13086

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     North Carolina                                             56-1382275
(State of incorporation)                                    (I.R.S. Employer
                                                             Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina         27410
            (Address of principal executive offices)                  (Zip Code)

                  Registrant's telephone number: (336) 369-0900

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         This document contains 7 pages.
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Item 2.02: Results of Operations and Financial Condition

On October 18, 2005, FNB Financial Services Corporation (the "Company") issued a press release announcing the Company's third quarter 2005 earnings. The Company's press release, including financial schedules, is furnished as Exhibit 99.1.


ITEM 9.01(c): FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1: Earnings release issued October 18, 2005.


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                                S I G N A T U R E


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FNB FINANCIAL SERVICES CORPORATION
                                                 (Registrant)


                                           By: /s/ MICHAEL W. SHELTON


                                              Michael W. Shelton
                                           Senior Vice President and
                                            Chief Financial Officer


Date: October 21, 2005